Exhibit 99.1

Guidewire Software Announces Fourth Quarter and Fiscal Year 2016 Financial Results

Foster City, CA - September 7, 2016 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products for property and casualty (P/C) insurers, today announced its financial results for the fiscal fourth quarter and fiscal year ended July 31, 2016.

“Revenue and profitability exceeded our guidance for the fourth quarter and fiscal year 2016,” said Marcus Ryu, chief executive officer, Guidewire Software.  “Our momentum continues to build as new customers join the Guidewire community and as we broaden relationships with insurers of all sizes.”

Ryu continued, “This quarter we also released a new version of the Guidewire InsurancePlatformTM, which supports deployment on public cloud infrastructure and, combined with our recent Predictive Analytics and Underwriting Management acquisitions, provides insurers with the industry’s most comprehensive operational platform. Our continuing investments in R&D reflect our commitments to reduce insurers’ cost of ownership and lead the way in providing the key capabilities they need to compete during this time of rapid change in the P/C insurance market.”

Fiscal 2016 Financial Highlights

Revenue

•
Total license revenue for fiscal year 2016 was $219.8 million, an increase of 23% from fiscal year 2015. License revenue for fiscal year 2016 included perpetual licenses of $11.3 million compared with $9.8 million for fiscal year 2015. Maintenance revenue was $59.9 million, an increase of 20% and services revenue was $144.8 million, a decrease of 4%. Total revenue for fiscal year 2016 was $424.4 million, an increase of 12% from fiscal year 2015.

•	Rolling four-quarter recurring term license and maintenance revenue was $268.4 million, an increase of 22% compared to fiscal year 2015.

Profitability

•	GAAP operating income was $16.4 million for fiscal year 2016, compared with $16.5 million for fiscal year 2015.

•	Non-GAAP operating income was $84.9 million for fiscal year 2016, compared with $69.3 million for fiscal year 2015.

•
GAAP net income was $15.0 million for fiscal year 2016, compared with $9.9 million for fiscal year 2015. GAAP net income per share was $0.20 for fiscal year 2016, based on diluted weighted average shares outstanding of 73.8 million, compared to $0.14 for fiscal year 2015, based on diluted weighted average shares outstanding of 72.3 million.

•
Non-GAAP net income was $62.0 million for fiscal year 2016, compared to $46.5 million for fiscal year 2015. Non-GAAP net income per share was $0.84 for fiscal year 2016, based on diluted weighted average shares outstanding of 73.8 million, compared to $0.65 for fiscal year 2015, based on diluted weighted average shares outstanding of 72.3 million.

Fourth Quarter Fiscal Year 2016 Financial Highlights

Revenue

•
License revenue for the fourth quarter of fiscal 2016 was $88.2 million, an increase of 20% from the fourth quarter of fiscal 2015. License revenue for the fourth quarter of fiscal 2016 included perpetual license revenue of $5.7 million compared with $4.8 million for the same period a year ago. Maintenance revenue was $17.0 million, an increase of 29% and services revenue was $36.0 million, a decrease of 9%. Total revenue was $141.2 million, an increase of 12% from the same quarter in fiscal 2015.

Profitability

•	GAAP operating income was $23.5 million for the fourth quarter of fiscal 2016, compared with $23.5 million in the comparable period in fiscal 2015.

•	Non-GAAP operating income was $42.7 million for the fourth quarter of fiscal 2016, compared with $37.4 million in the comparable period in fiscal 2015.

•
GAAP net income was $16.1 million for the fourth quarter of fiscal 2016, compared with $11.9 million for the comparable period in fiscal 2015. GAAP net income per share was $0.22 for the fourth quarter of fiscal 2016, based on diluted weighted average shares outstanding of 74.2 million, compared with $0.16 per share for the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 72.5 million.

•
Non-GAAP net income was $28.7 million for the fourth quarter of fiscal 2016, compared with $25.7 million in the comparable period in fiscal 2015. Non-GAAP net income per diluted share was $0.39 for the fourth quarter of fiscal 2016, based on diluted weighted average shares outstanding of 74.2 million, compared with $0.35 in the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 72.5 million.

Balance Sheet

•
The Company had $735.8 million in cash, cash equivalents and investments at July 31, 2016, compared to $677.8 million at July 31, 2015. The Company had $99.9 million in cash flow from operations in fiscal year 2016, compared to cash flow from operations of $63.7 million in fiscal year 2015.

Business Outlook
Guidewire is issuing the following outlook for the first quarter and fiscal year 2017, based on current expectations:

(in $ millions, except per share outlook)	First Quarter Fiscal Year 2017			Full Year Fiscal Year 2017
Revenue	84.5	-	88.5	471.5	-	483.5
License revenue	35.0	-	37.0	252.0	-	262.0
Maintenance revenue	15.0	-	16.0	65.0	-	68.0
Services revenue	34.0	-	36.0	150.0	-	158.0
GAAP operating income/(loss)	(27.6)	-	(23.6)	(2.2)	-	9.8
Non-GAAP operating income/(loss)	(8.0)	-	(4.0)	76.0	-	88.0
GAAP net income/(loss)	(17.7)	-	(15.1)	0.5	-	8.2
GAAP net income/(loss) per share	(0.24)	-	(0.21)	0.01	-	0.11
Non-GAAP net income/(loss)	(5.3)	-	(2.6)	52.2	-	60.1
Non-GAAP net income/(loss) per share	(0.07)	-	(0.04)	0.69	-	0.79
Guidewire continues to target term license revenue growth of 20% or higher for fiscal year 2017. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software Fourth Quarter Fiscal 2016 Financial Results Conference Call

When:	Wednesday, September 7, 2016

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(888) 637-7734, Domestic
(913) 981-5597, International

Replay:	(877) 870-5176, Passcode 9250232, Domestic
(858) 384-5517, Passcode 9250232, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire's website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property/Casualty (P/C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core operations, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. 260 P/C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning, and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	July 31, 2016	July 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$223,582	$212,362
Short-term investments	404,655	359,273
Accounts receivable	62,792	62,062
Deferred tax assets, current	—	13,845
Prepaid expenses and other current assets	16,643	14,102
Total current assets	707,672	661,644
Long-term investments	107,565	106,117
Property and equipment, net	12,955	12,160
Intangible assets, net	14,204	3,999
Deferred tax assets, noncurrent	31,364	5,896
Goodwill	30,080	9,205
Other assets	12,338	926
TOTAL ASSETS	$916,178	$799,947
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$9,929	$8,816
Accrued employee compensation	41,267	37,235
Deferred revenues, current	60,270	50,766
Other current liabilities	7,617	7,592
Total current liabilities	119,083	104,409
Deferred revenues, noncurrent	9,745	1,800
Other liabilities	3,415	4,350
Total liabilities	132,243	110,559
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	742,690	662,869
Accumulated other comprehensive loss	(6,593)	(6,343)
Retained earnings	47,831	32,855
Total stockholders’ equity	783,935	689,388
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$916,178	$799,947

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands except share and per share data)

	Three Months Ended July 31,		Fiscal Year Ended July 31,
	2016	2015	2016	2015
Revenues:
License	$88,239	$73,395	$219,751	$179,172
Maintenance	16,986	13,158	59,931	50,024
Services	35,952	39,364	144,764	151,341
Total revenues	141,177	125,917	424,446	380,537
Cost of revenues: (1)
License	2,306	1,194	7,184	4,605
Maintenance	3,402	2,261	11,547	9,073
Services	37,048	35,974	133,103	133,506
Total cost of revenues	42,756	39,429	151,834	147,184
Gross profit: (1)
License	85,933	72,201	212,567	174,567
Maintenance	13,584	10,897	48,384	40,951
Services	(1,096)	3,390	11,661	17,835
Total gross profit	98,421	86,488	272,612	233,353
Operating expenses: (1)
Research and development	32,142	26,273	112,496	93,440
Sales and marketing	27,905	25,517	92,765	82,023
General and administrative	14,899	11,202	50,914	41,397
Total operating expenses	74,946	62,992	256,175	216,860
Income from operations	23,475	23,496	16,437	16,493
Interest income, net	1,185	602	4,850	2,245
Other income (expense), net	(344)	(731)	(505)	(1,998)
Income before provision for income taxes	24,316	23,367	20,782	16,740
Provision for income taxes	8,219	11,474	5,806	6,855
Net income	$16,097	$11,893	$14,976	$9,885
Earnings per share:
Basic	$0.22	$0.17	$0.21	$0.14
Diluted	$0.22	$0.16	$0.20	$0.14
Shares used in computing earnings per share:
Basic	72,792,357	70,763,837	72,026,694	70,075,908
Diluted	74,202,966	72,522,026	73,765,960	72,314,433

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended July 31,		Fiscal Year Ended July 31,
	2016	2015	2016	2015
Stock-based compensation expenses:	(in thousands)
Cost of license revenue	$134	$64	$433	$222
Cost of maintenance revenues	384	279	1,491	1,158
Cost of services revenues	4,392	3,857	17,878	15,022
Research and development	4,083	3,065	15,555	10,683
Sales and marketing	4,442	3,041	15,090	12,090
General and administrative	4,811	3,189	15,684	12,200
Total stock-based compensation expenses	$18,246	$13,495	$66,131	$51,375

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended July 31,		Fiscal Year Ended July 31,
	2016	2015	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,097	$11,893	$14,976	$9,885
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,007	1,930	8,842	7,480
Provision for doubtful accounts	—	—	—	—
Stock-based compensation	18,246	13,495	66,131	51,375
Excess tax benefit from exercise of stock options and vesting of RSUs	(6,536)	(3,538)	(7,102)	(3,538)
Deferred taxes	199	8,151	(4,568)	295
Amortization of premium on available-for-sale securities	611	851	3,283	4,839
Other non-cash items affecting net income	187	—	(767)	1
Changes in operating assets and liabilities:
Accounts receivable	(1,643)	(2,942)	(75)	(12,999)
Prepaid expenses and other assets	(2,691)	(1,522)	(7,668)	(3,178)
Accounts payable	1,294	(1,497)	603	2,266
Accrued employee compensation	12,209	12,003	4,114	3,261
Other liabilities	6,549	5,262	5,993	6,253
Deferred revenues	1,730	(11,073)	16,138	(2,263)
Net cash provided by operating activities	49,259	33,013	99,900	63,677
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(159,543)	(130,485)	(652,017)	(491,626)
Sales and maturities of available-for-sale securities	123,108	150,932	597,405	520,997
Purchase of property and equipment	(1,868)	(1,225)	(7,111)	(6,301)
Acquisition, net of cash acquired	—	—	(39,530)	—
Net cash provided by (used in) investing activities	(38,303)	19,222	(101,253)	23,070
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	2,419	1,499	7,840	6,294
Taxes remitted on RSU awards vested	—	(781)	(1,488)	(27,183)
Excess tax benefit from exercise of stock options and vesting of RSUs	6,536	3,538	7,102	3,538
Net cash provided by (used in) financing activities	8,955	4,256	13,454	(17,351)
Effect of foreign exchange rate changes on cash and cash equivalents	(934)	(1,071)	(881)	(5,135)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,977	55,420	11,220	64,261
CASH AND CASH EQUIVALENTS—Beginning of period	204,605	156,942	212,362	148,101
CASH AND CASH EQUIVALENTS—End of period	$223,582	$212,362	$223,582	$212,362

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended July 31,		Fiscal Year Ended July 31,
Income from operations reconciliation:	2016	2015	2016	2015
GAAP net income from operations	$23,475	$23,496	$16,437	$16,493
Non-GAAP adjustments (1):
Stock-based compensation	18,246	13,495	66,131	51,375
Amortization of intangibles	1,001	360	2,295	1,440
Non-GAAP net income from operations	$42,722	$37,351	$84,863	$69,308

Net income reconciliation:
GAAP net income	$16,097	$11,893	$14,976	$9,885
Non-GAAP adjustments (1):
Stock-based compensation	18,246	13,495	66,131	51,375
Amortization of intangibles	1,001	360	2,295	1,440
Tax effect on non-GAAP adjustments	(6,649)	(81)	(21,444)	(16,190)
Non-GAAP net income	$28,695	$25,667	$61,958	$46,510

	Three Months Ended July 31,		Fiscal Year Ended July 31,
	2016	2015	2016	2015
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$8,219	$11,474	$5,806	$6,855
Non-GAAP adjustments:
Stock-based compensation	5,420	3,775	20,743	15,823
Amortization of intangibles	306	101	720	444
ISO deduction	52	103	244	389
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	871	(3,898)	(263)	(466)
Non-GAAP tax provision	$14,868	$11,555	$27,250	$23,045

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes and the tax benefit resulting from these adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended July 31,		Fiscal Year Ended July 31,
Earnings per share reconciliation:	2016	2015	2016	2015
GAAP earnings per share - Diluted	$0.22	$0.16	$0.20	$0.14
Amortization of intangibles acquired in business combinations	0.01	—	0.03	0.02
Stock-based compensation	0.25	0.19	0.90	0.71
Less tax benefit of non GAAP items	(0.09)	—	(0.29)	(0.22)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	—	—	—
Non-GAAP earnings per share - Diluted	$0.39	$0.35	$0.84	$0.65

	Three Months Ended July 31,		Fiscal Year Ended July 31,
Shares used in computing non-GAAP per share amounts:	2016	2015	2016	2015
Weighted average shares - Diluted	74,202,966	72,522,026	73,765,960	72,314,433
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	—	—	—
Pro forma weighted average shares - Diluted	74,202,966	72,522,026	73,765,960	72,314,433

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	First Quarter Fiscal Year 2017			Full Year Fiscal Year 2017
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income/(loss)	(27.6)	-	(23.6)	(2.2)	-	9.8
Non-GAAP adjustments:
Stock-based compensation	17.5	-	18.5	69.7	-	72.7
Amortization of intangibles	1.4	-	1.9	6.4	-	7.4
Non-GAAP income from operations	(8.0)	-	(4.0)	76.0	-	88.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income/(loss)	(17.7)	-	(15.1)	0.5	-	8.2
Non-GAAP adjustments:
Stock-based compensation	17.5	-	18.5	69.7	-	72.7
Amortization of intangibles	1.4	-	1.9	6.4	-	7.4
Non-GAAP tax impact	(7.2)	-	(7.1)	(26.6)	-	(26.3)
Non-GAAP net income/(loss)	(5.3)	-	(2.6)	52.2	-	60.1